Provisions for other liabilities and charges and contingent liabilities	12 Months Ended
Jan. 31, 2018
Disclosure of contingent liabilities [abstract]
Provisions for other liabilities and charges and contingent liabilities
Provisions for other liabilities and charges and contingent liabilities

	Assumed contingent liabilities £000s	Dilapidations £000s	Royalties £000s	Total £000s
At February 1, 2017	—	85	—	85
Additions	1,466	150	25	1,641
Used during the year	—	(85)	—	(85)
At January 31, 2018	1,466	150	25	1,641

	Assumed contingent liabilities £000s	Dilapidations £000s	Royalties £000s	Total £000s
At February 1, 2016	—	73	—	73
Additions	—	12	—	12
Used during the year	—		—	—
At January 31, 2017	—	85	—	85

Dilapidations
Management has made a provision in respect of the dilapidation costs associated with the reinstatement obligations on their current lease based on best estimates. It is management’s intention to utilize the provision at the end of the lease term. During the year ended January 31, 2018, the Group utilized the provisions classified as falling due within one year to settle its obligations in respect of the Group’s expired lease in Oxford, UK.

Royalties
The provision in respect of royalties relates to the amounts due to the Wellcome Trust being a share of the cumulative net revenue that the Group or its affiliates receive from exploiting the exploitation intellectual property or award products. The provision has been discounted to take account of the effect of the time value of money, applying an discount rate of 13%. Further information on the contingencies included in the Wellcome Trust arrangement are detailed below.

Assumed contingent liability
On December 23, 2017, the Group acquired Discuva Limited for total consideration of £11.1 million comprising £6.1 million of cash (being £5.0 million plus the value of net cash acquired by the Group as part of the acquisition) and £5.0 million of new ordinary shares of Summit of one penny nominal value issued to Discuva shareholders at a price of 170.4 pence per share. In addition, the Group assumed certain contingent liabilities as, certain employees, former employees and former directors of Discuva are eligible for payments from Discuva based on specified development and clinical milestones related to proprietary product candidates developed under the bacterial genetics-based platform. The timing of these potential payments is uncertain.
On the date of acquisition the fair value of the assumed contingent liability was estimated using the expected value of the payments. The assumed contingent liabilities are subsequently measured at amortized cost using discounted cash flow models which calculate the risk adjusted net present values of estimated potential future cash flows of the payments. The assumed contingent liabilities are re-measured when there is a specific significant event that provides evidence of a significant change in the probability of successful development and clinical milestones being achieved. The models will be updated for changes in the probability of successful development and clinical milestones being achieved and other associated assumptions with the discount factor to remain unchanged within the model. A discount factor of 13% has been used to discount the contingent liabilities back to net present value. This discount factor has been calculated using appropriate measures and rates which could have been obtained in the period that the contingent liabilities were assumed.
The estimated initial fair value of the assumed contingent liability as at January 31, 2018 is £1.5 million. The contingent liability has not been re-measured during the period.
20. Provisions for other liabilities and charges and contingent liabilities (continued)
The table below describes the value of the assumed contingent liabilities as at January 31, 2018 of £1.5 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

January 31, 2018
£000
Estimated assumed contingent liabilities	1,466
1% lower discount rate	1,579
1% higher discount rate	1,368
10% lower probability of success	1,208
10% higher probability of success	1,705

In addition to those items provided for above, the Group also has the following contingencies:
MuOx Limited
Under the research sponsorship agreement that the Group and Oxford University Innovation Limited, formerly known as Isis Innovation Limited, (‘OUI’) entered into in November 2013, amended and restated in July 2014 and amended in November 2015, the Group agreed to fund a drug research and discovery program in the University of Oxford laboratories to identify and research utrophin modulators to treat DMD. The Group will fund up to £4.6 million for this purpose over the initial six-year research period ending in November 2019. If the Group exercises its right to extend the research period by an additional year, the Group would be obliged to pay OUI an additional £0.8 million, for a total of £5.4 million.
Under the option agreement that the Group and OUI entered into in November 2013, and as amended in November 2015, OUI granted to the Group an exclusive option to license the intellectual property (‘IP’) arising from the research carried out under the sponsored research agreement within specified periods. If the Group exercises its option to obtain a license under arising IP, the Group would be obliged to pay OUI up to a specified sum in option exercise fees.
For any IP arising from the research carried out under the sponsored research agreement and for which the Group has exercised the option and that comprises new chemical entities or compounds, the Group would obtain an exclusive, sub licensable license. The Group is obligated to pay milestone payments of up to £75,000 upon the achievement of specified development milestones, whether such milestones occur prior to or after the Group’s exercise of the option to obtain an exclusive sub- licensable license. Following exercise of such an option, the Group would also be obligated to pay milestone payments upon the achievement of specified regulatory milestones with respect to each optioned compound. The specified regulatory milestone payment is due each time the specified regulatory milestone is achieved with respect to an optioned compound and, if each optioned compound achieved each regulatory milestone, the Group would be obligated to pay OUI a total of £3.7 million in regulatory milestone payments for each optioned compound.
The Group would also be obligated to pay OUI a low single-digit royalty of net sales by the Group, its affiliates or sub-licensees of any product containing an optioned compound.
The School of Pharmacy, University of London
The Group has agreed to pay The School of Pharmacy, University of London, a low single-digit share of all revenue, pre and post commercialization, received by the Group in respect of ridinilazole up to a maximum of £1.0 million in consideration of their role in the development of the initial compound series from which ridinilazole was later identified. Following the license and commercialization agreement entered into with Eurofarma Laboratórios S.A., an initial payment became due to The School of Pharmacy and has been provided for at the year end date.
Wellcome Trust
Under the renewed terms of the funding arrangement the Wellcome Trust are entitled to a share of the cumulative net revenue that the Group or its affiliates receive from exploiting the exploitation IP or award products. If Summit undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a low-single digit percentage share of net revenues. If a third-party undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a mid-single digit percentage share of net revenues received by Summit from sales by the third-party and a milestone payment of a low-single digit percentage of any cumulative pre-commercial payments received by Summit from third-party licensees. In both instances outlined above the Group would also be obligated to pay the Wellcome Trust a milestone of a specified amount if cumulative net revenue exceeds a specified amount. Following the license and commercialization agreement entered into with Eurofarma, an initial payment became due to the Wellcome Trust upon commercialization of ridinilazole. The payment has been provided for by the Group as at the year end date and has been discounted back to net present value relative to the expected timing of commercialization of ridinilazole.